EXHIBIT 23
                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File No. 33-45089.

ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 28, 1996